Income Taxes (Details Textual)	12 Months Ended
Dec. 31, 2019 USD ($)
Income Tax Details Textual Abstract
Aggregate estimated net operating loss	$ 1,785,000
Net capital loss carryforward	$ 450,663
Valuation allowance on deferred tax asset benefit, description	Accordingly, the Company has provided a 100% valuation allowance on the deferred tax asset benefit related to the U.S. net operating loss and capital loss carry forwards to reduce the asset to zero.
Income tax expiration, description	The 2017 carryforward will expire, if not utilized, through 2037. The 2019 and 2018 carryforwards shall be carried over indefinitely, subject to annual usage limits.